UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2011

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2011, the board of directors (the “Board”) of China Integrated Energy, Inc. (the “Company”) appointed Mr. Steven Markscheid as a director and a member and Chairman of the Audit Committee.  The Board determined that Mr. Markscheid is an “independent director” as that term is defined in accordance with Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Mr. Markscheid, aged 57, has been an independent director of CNinsure, Inc. since August 2007, of JinkoSolar Holding Co., Ltd since September 2009, and of China Energy Corporation since June, 2010. He also has been chief executive officer of Synergenz BioScience Inc. since 2007, and member of Emerald Hill Capital Partners' investment committee since 2006. Mr. Markscheid was previously representative of US China Business Council from 1978 to 1983, vice president of Chase Manhattan Bank from 1984 to 1988, vice president of First Chicago Bank from 1988 to 1993, case leader of Boston Consulting Group from 1994 to 1997, director of business development of GE Capital (Asia Pacific) from 1998 to 2001, director of business development of GE Capital from 2001 to 2002, senior vice president of GE Healthcare Financial Services from 2003 to 2006, chief executive officer of HuaMei Capital Company, Inc. from 2006 to 2007. He received his bachelor’s degree in East Asian studies from Princeton University in 1976, his master’s degree in international affairs and economics from Johns Hopkins University in 1980 and an MBA degree from Columbia University in 1991.

On April 28, 2011, the Company and Mr. Markscheid executed an Independent Director Agreement (the “Agreement”) in connection with Mr. Markscheid’s appointment, pursuant to which Mr. Markscheid will be entitled to receive an annual compensation of $100,000. In addition, the Company granted Mr. Markscheid an option to purchase up to One Hundred Thousand (100,000) shares of common stock of the Company with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option and vesting annually, in equal installments for a three year period.

The foregoing description of the material terms of the Independent Director Agreement is qualified in its entirety by a form of such agreement included with this 8-K as Exhibit 10.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Independent Director Agreement by and between the Company and Mr. Steven Markscheid, dated as of April 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2011	China Integrated Energy, Inc.

	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Independent Director Agreement by and between the Company and Mr. Steven Markscheid, dated as of April 28, 2011.